Exhibit 99.2

Supplemental Operating & Financial Data March 2019 Medilodge of Monroe Monroe, MI Prestige #1260-Medilodge of Monroe; facility #389 in 481 Village Green Lane in Monroe, MI (T:/Loan Servicing/DNU-all properties list.xls)

Table of Contents 2 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDAre, adjusted EBITDAre, FFO, FFO excluding non-recurring items, FAD, FAD excluding non-recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 22, 25 and 26 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com.

SUPPLEMENTAL INFORMATION 1Q 2019 Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President, Chief Investment Officer Cece Chikhale Senior Vice President, Controller and Treasurer Doug Korey Senior Vice President, Managing Director of Business Development Peter Lyew Vice President, Director of Taxes Leadership Gibson Satterwhite Vice President, Asset Management Mandi Hogan Vice President, Marketing 3 Founded in 1992, LTC Properties, Inc. (NYSE: LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com. LTC PROPERTIES, INC. 2829 Townsgate Road Suite 350 Westlake Village, CA 91361 805-981-8655 www.LTCreit.com TRANSFER AGENT American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219 866-708-5586 BOARD OF DIRECTORS Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. ANALYSTS 3 NOTES for 4Q18: 11/26/18 – Deleted Analyst Cantor Fitzgerald – Joe France and Replace Mizuho - Rich Anderson to Haendel St. Juste Mike Bowden Vice President, Investments

$1.4 Billion in Total Investments Underwritten Execution of Growth Strategy 4 Millions INVESTMENTS (1) (excludes non-controlling partners’ contributions) NOTES for 1Q19 Total Investment – I added “Excludes non-controlling partners’ contributions)

Loan Originations Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q. See page 7 for development activities. We entered into a joint venture (“JV”) to develop, purchase and own seniors housing communities. During 2018, the JV purchased land for the development of a 78-unit ALF/MC community for a total anticipated project cost of $18,108. Additionally during 2018, in a sale-leaseback transaction, the JV purchased an existing operational 89-unit ILF community adjacent to the 78-unit ALF/MC community we are developing for $14,400. Upon completion of the development project, LTC’s economic interest in the real estate JV is approximately 88%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions. We entered into a JV to purchase an existing operational 74-unit ALF/MC community. The non-controlling partner contributed $919 of equity and we contributed $15,971 in cash. LTC’s economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. Acquisitions We funded additional loan proceeds of $7,400 and $7,125 and committed to fund $1,700 and $3,000 in capital improvements, respectively, under an existing mortgage loan. The loan is secured by four SNF properties in Michigan. See page 8 for the detail of remaining commitments for expansions and renovations. Represents a mezzanine loan with a rate of 12.00% annually (8% paid in cash and 4% deferred during the first 46 months) which was originated in fourth quarter 2018 but funded in first quarter 2019. Real Estate Activities – Acquisitions and Loan Originations (dollar amounts in thousands) 5 INVESTMENTS NOTES for 1Q19 Delete 2017 data 5/2/19 Tie-out: Change $15950 to $15,971.

See page 7 and 8 for the development and renovation activities on a consolidated basis. Represents a single joint venture with ownership in two properties. We entered into a JV to purchase an existing operational 74-unit ALF/MC community. The non-controlling partner contributed $919 of equity and we contributed $15,971 in cash. LTC’s economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. Currently, 7% is paid in cash and 8% is deferred. Real Estate Activities –Joint Ventures (dollar amounts in thousands) 6 INVESTMENTS CONSOLIDATED JOINT VENTURES UNCONSOLIDATED JOINT VENTURES

Real Estate Activities – De Novo Development (dollar amounts in thousands) Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other.” Certificate of occupancy was received in first quarter 2019. In accordance with implementing the new lease accounting standard, we determined that, for this new operator, we do not have the level of collectibility certainty required by the standard to begin recording straight-line rent. Additionally, we funded $2,450 on a property in Union, KY that completed development this quarter. See Lease-Up on page 9. 7 INVESTMENTS Hamilton House Cedarburg, WI Weatherly Court Medford, OR

Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding. Commitment is part of the total loan commitment secured by 4 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding. Interest payment increases upon each funding. Real Estate Activities – Expansions & Renovations (dollar amounts in thousands) Mortgage Loans Owned Rent payment increases upon each funding. 8 INVESTMENTS

Real Estate Activities – Lease-Up (dollar amounts in thousands) Represents date of Certificate of Occupancy. Total Investment for acquisitions include closing costs and total development costs. During 2017, we issued a notice of default to Anthem resulting from Anthem’s partial payment of minimum rent. Anthem operates 11 memory care communities under a master lease. Anthem is paying a minimum of $7.5 million of annual cash rent throughout December 31, 2019. We receive regular financial performance updates from Anthem and continue to monitor Anthem’s performance obligations under the master lease agreement. Properties were newly constructed and purchased following issuance of final certificate of occupancy and licensure. Beginning in 2019, we placed Thrive on a cash basis due to short-payment of contractual rent in November 2018 and non-payment of rent in December 2018 totaling $0.7 million. During 2019, Thrive paid these amounts due plus $1.4 million of deferred rent they owed us. Thrive has paid us property tax escrows, however, they have not paid January through May 2019 rent. We have issued a reservation of rights letter to Thrive and are exploring our options to maximize the value of these real estate assets. 9 INVESTMENTS

Real Estate Activities – Lease-Up History Represents date of Certificate of Occupancy. 10 INVESTMENTS

11 INVESTMENTS Millions Total Sales Price of $344.1 million Total Gain of $137.4 million Since 2000: Real Estate Activities – capital recycling On average, LTC has sold approximately $20 million annually ($2) $18 $38 $58 $78 $98 2000 2003 2006 2009 2012 2015 YTD 2019 Sales Gain/(Loss)

Includes “cash rent,” “straight-line rent” and “amortization of lease incentives” and excludes rental income from properties sold during the twelve months ended March 31, 2019. Includes “interest income from mortgage loans” and excludes interest income from mortgage loans that paid off during the twelve months ended March 31, 2019. Includes two development projects consisting of a 110-unit ILF/ALF/MC community in Wisconsin and a 78-unit ALF/MC community in Oregon. Includes three parcels of land held-for use and one behavioral health care hospital. Portfolio Overview (dollar amounts in thousands) 12 PORTFOLIO LINKED BY ASHLEY KT: Update the charts 29 Operators 28 States 199 Properties 2 Development projects 3 Land parcels Gross Real Property 85.4% $1.4B Loans Receivable 14.6% $0.3B

Portfolio Metrics Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. Same Property Portfolio Statistics (1) Stabilized Property Portfolio (1) 13 PORTFOLIO Assisted living Total portfolio payor source snf portfolio payor source Skilled nursing Wait for Clint’s team for data (TRAILING TWELVE MONTHS THROUGH DECEMBER 31, 2018 AND SEPTEMBER 30, 2018) 1.21 1.21 1.43 1.42 85.6% 85.9% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 3Q18 4Q18 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy 55.9% 55.9% 14.4% 13.7% 29.7% 30.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 3Q18 4Q18 Private Pay Medicare Medicaid 31.6% 31.8% 23.0% 21.9% 45.4% 46.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 3Q18 4Q18 Private Pay Medicare Medicaid 1.31 1.29 1.81 1.79 77.2% 77.0% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2.00 3Q18 4Q18 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy

Portfolio Diversification – Geography (as of MARCH 31, 2019) * Behavioral health care hospital Skilled Nursing (94) Assisted Living (104) Other * (1) Under Development (2) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 24 1 1 2 3 5 1 2 4 2 1 1 5 6 18 5 2 7 7 4 8 7 4 3 13 7 5 1 22 3 2 5 9 1 1 1 1 1 2 States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 14 1 PORTFOLIO 1 Use By Type called: By State & By Type with Lease Terms 1

Years Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of MARCH 31, 2019, dollar amounts in thousands) The MSA rank by population as of July 1, 2017, as estimated by the United States Census Bureau. Approximately 69% of our properties are in the top 100 MSAs. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. 15 Average Portfolio Age (1) As calculated from construction date or major renovation/expansion date. Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan. PORTFOLIO LINKED BY ASHLEY KT: Update the graphs 49.6% 19.5% 20.3% 7.5% 3.1% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro- SA

Annual Income by Operator(1) Includes annualized GAAP rent for leased properties, except for Anthem, Senior Care, Preferred Care and Thrive as described below, and annualized interest income from mortgage loans outstanding as of March 31, 2019. In December 2018, Senior Care Centers and numerous of its affiliates and subsidiaries (“Senior Care”) filed for chapter 11 bankruptcy resulting from lease terminations from certain landlords and on-going operational challenges. Due to the uncertainty regarding the outcome of the bankruptcy process, the amount reflects contractual annual cash rent. Anthem is currently being accounted for on a cash basis. See page 9 for Anthem disclosure. We have agreed to possibly re-lease and/or sell some of the properties currently operated by Preferred Care. Due to the uncertainty regarding the timing and transition of properties to new operator(s), this amount reflects annual cash rent. Beginning January 2019, Thrive is being accounted for on a cash basis. See page 9 for Thrive disclosure. Portfolio Diversification – Operators (as of MARCH 31, 2019, dollar amounts in thousands) 16 PORTFOLIO Privately Held SNF/ALF/ILF Other Rehab 82 Properties 6 States Privately Held ALF/ILF/MC/SNF Short Term Stays 181 Properties 28 States NYSE: BKD ILF/ALF/MC Continuing Care Approx 892 Properties 45 States Privately Held SNF/ALF/ILF/MC Transitional Care & Rehab 100 Properties (2) 2 States (2) Privately Held Exclusively MC 12 Properties 4 States Privately Held SNF/ALF/ILF Specialty Care 65 Properties 10 States Privately Held SNF/ALF/ILF Transitional Care 12 Properties 2 States Privately Held SNF/MC Hospitals & Other Rehab 88 Properties 10 States Privately Held SNF/ALF/ILF 25 Properties 5 States NYSE: GEN SNF/ALF Senior Living More than 400 Properties 29 States (2) LINKED BY ASHLEY (3) (4) KT: Update the graphs (5)

(As a % of Total Annual Income)(1) Portfolio Maturity (as of MARCH 31, 2019, dollar amounts in thousands) Includes annualized GAAP rent for leased properties, except for Anthem, Senior Care, Preferred Care and Thrive, and annualized interest income from mortgage loans outstanding as of March 31, 2019. 17 PORTFOLIO Near Term Lease Maturities: One in 2019 with an annualized GAAP rent totaling $2.1 million Five in 2020 with an annualized GAAP rent totaling $14.5 million Four in 2021 with an annualized GAAP rent totaling $14.4 million As of March 31, 2019, approximately 96% of owned properties are covered under master leases and approximately 95% of rental revenues come from master leases or cross-default leases. 1.3% 8.8% 8.6% 0.5% 2.0% 2.7% 5.4% 53.1% 0.0% 0.6% 0.0% 0.0% 0.0% 0.0% 0.0% 17.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2019 2020 2021 2022 2023 2024 2025 Thereafter Leases Loans

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Represents outstanding balance of $529,800, net of debt issue costs of $900. Closing price of our common stock as reported by the NYSE on March 29, 2019, the last trading day of first quarter 2019. See page 22 for reconciliation of annualized adjusted EBITDAre. 18 FINANCIAL LINKED BY ASHLEY KT: Update Graph and footnotes Common Stock 72.9% Total Debt 27.1%

Debt Metrics (dollar amounts in thousands) 19 Leverage Ratios Coverage Ratios Leverage Ratios – found in Fin Data Summary Tab Coverage Ratios – found in Annlzd EBITDAre Tab LINE OF CREDIT LIQUIDITY 4.2x 5.2x 5.2x 4.4x 4.9x 4.9x 4.3x 4.7x 4.7x 4.4x 4.9x 4.9x 0.0 2.0 4.0 6.0 8.0 Debt to Adjusted EBITDAre Adjusted EBITDAre/ Interest Incurred Adjusted EBITDAre/ Fixed Charges 2016 2017 2018 1Q19 Annualized $107,100 $96,500 $112,000 $146,900 $492,900 $503,500 $488,000 $453,100 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 1Q19 Balance Available 36.4% 24.9% 37.6% 28.0% 35.2% 28.0% 37.1% 27.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 2016 2017 2018 1Q19

Debt Maturity (as of MARCH 31, 2019, dollar amounts in thousands) Debt Structure Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance on our Consolidated Balance Sheets shown on page 24. 20 FINANCIAL Senior Unsecured Notes 78.3% Unsecured Line of Credit 21.7% $0 $0 $0 $146,900 $0 $0 $0 $0 $29,500 $40,160 $47,160 $48,160 $49,160 $49,160 $49,500 $217,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2019 2020 2021 2022 2023 2024 2025 Thereafter Unsecured Line Senior Unsecured Notes

Financial Data Summary (dollar amounts in thousands) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. 21 FINANCIAL LINKED BY ASHLEY KT: Update Graph and footnotes Non-Cash Revenue Components For leases and loans in place at March 31, 2019, assuming no renewals, modifications or replacements, and no new investments are added to our portfolio except for year 2019 lease extensions noted on page 17 and completed developments in 2019 and 2020. Additionally, the table reflects the changes as a result of implementing the new lease accounting standard. In accordance with the transition guidance on January 1, 2019, we wrote off straight-line rent and lease incentives related to certain operators due to our assessment that it is not probable that we will collect substantially all of the lease obligation through maturity. Components of rental income Decreased due to recognition of $9,600 of cash rent received from Anthem, Preferred Care, Senior Care and Thrive as contra-expense titled ”Recovery of written-off straight-line rent receivable” on the income statement and decreased rent from properties sold in 2018, partially offset by increased rent from acquisitions, developments and capital improvement projects. Per the provisions of the new lease standard, any lessor cost, paid by the lessor and reimbursed by the lessee, must be included as lease payment. We have adopted the new lease standard using a modified retrospective approach as of January 1, 2019. Accordingly, we are not required to report this revenue stream for periods prior to January 1, 2019. Decrease is due to the adoption of the new lease standard, under which we wrote off straight-line rent and lease incentives related to certain operators due to our assessment that it is not probable that we will collect substantially all of the lease obligation through maturity. Represents the write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator. 1Q19 2Q19 (1) 3Q19 (1) 4Q19 (1) 1Q20 (1) 1,238 $ 1,049 $ 1,011 $ 808 $ 990 $ (87) (94) (97) (97) (101) 1,415 1,418 1,412 1,352 1,309 2,566 $ 2,373 $ 2,326 $ 2,063 $ 2,198 $ Straight-line rent Amortization of lease incentives Effective interest Net

Financial Data Summary (dollar amounts in thousands) Reconciliation of Annualized adjusted EBITDAre and Fixed Charges Represents net write-off of $1,880 of straight-line rent and other receivables related to two properties. Impairment charge related to an asset sold in 2017. Represents net write-off of earn-out liabilities and the related lease incentives. Represents $1,350 deferred rent repayment from an operator and $1,926 write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator. 22 FINANCIAL LINKED BY ASHLEY

Income Statement Data (amounts in thousands, except per share amounts) 23 FINANCIAL LINKED BY ASHLEY

Consolidated Balance Sheets (amounts in thousands, except per share amounts) 24 FINANCIAL LINKED BY ASHLEY

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO and FAD 25 FINANCIAL LINKED BY ASHLEY Represents $1,926 write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator. Represents $1,350 deferred rent repayment from an operator.

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO Per Share 26 FINANCIAL Represents $1,350 deferred rent repayment from an operator and $1,926 write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator. Represents $1,350 deferred rent repayment from an operator.

Assisted Living Communities (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDAre”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), EBITDAre is calculated as net income available to common stockholders (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write-downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures. Funds Available for Distribution (“FAD”): FFO excluding the effects of straight-line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non-cash compensation charges, capitalized interest and non-cash interest charges. Funds From Operations (“FFO”): As defined by NAREIT, net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Communities (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Communities (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. MSAs 1 to 31 have a population of 20.3M – 2.1M. MSAs 32 to 100 have a population of 2.1M – 0.6M. MSAs less than 100 have a population of 0.5M – 55K. Cities in a Micro-SA have a population of 216K – 13K. Cities not in a MSA has population of less than 100K. Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements. 27 GLOSSARY GLOSSARY

Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Under Development Properties (“UDP”): Development projects to construct seniors housing properties. 28 GLOSSARY GLOSSARY